SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 11, 2005

Date of Report
(Date of earliest event reported)

AUTOZONE, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	1-10714 (Commission File Number)	62-1482048 (IRS Employer Identification No.)

123 South Front Street
Memphis, Tennessee 38103
(Address of principal executive offices) (Zip Code)

(901) 495-6500
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

        On March 13, 2005, AutoZone, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On March 13, 2005, the Board of Directors of AutoZone, Inc. (the “Company”) appointed J. R. Hyde, III as non-executive Chairman of the Board on an interim basis and William C. Rhodes, III as President and Chief Executive Officer of the Company. Attached hereto as Exhibit 99.1 is a copy of the press release dated March 13, 2005, which is incorporated herein by reference, announcing the appointment of Mr. Hyde and Mr. Rhodes and the resignation of Steve Odland, former Chairman, President and Chief Executive Officer of the Company.

        Mr. Hyde, 62, is the Company’s founder and has been a director since 1986. He has been the President of Pittco, Inc., an investment company, since 1989 and has been the Chairman of GTx, Inc., a biotechnology, pharmaceutical company since 2000. Mr. Hyde was AutoZone’s Chairman from 1986 to 1997 and its Chief Executive Officer from 1986 to 1996. He was Chairman and Chief Executive Officer of Malone & Hyde, AutoZone’s former parent company, until 1988. Mr. Hyde is also a director of FedEx Corporation.

        Prior to his appointment as President and Chief Executive Officer, Mr. Rhodes, 39, was Executive Vice President-Store Operations and Commercial of the Company. Prior to fiscal 2005, he had been Senior Vice President-Supply Chain and Information Technology since fiscal 2002, and prior thereto had been Senior Vice President-Supply Chain since 2001. Prior to that time, he served in various capacities within the Company, including Vice-President-Stores in 2000, Senior Vice President-Finance and Vice President-Finance in 1999 and Vice President-Operations Analysis and Support from 1997 to 1999. Prior to that, Mr. Rhodes was a manager with Ernst & Young, LLP.

        In connection with his appointment as President and Chief Executive Officer, Mr. Rhodes’ annual base salary was increased to $600,000 and his bonus target was increased to 100% of base salary. He received a grant of 50,000 stock options having an exercise price of $98.30, which will vest in one-fourth increments on March 13, 2006, 2007, 2008 and 2009. Additionally, the Company agreed that if Mr. Rhodes’ employment is terminated by the Company without cause, he will receive severance benefits consisting of an amount equal to 2.99 times his then-current base salary.

        On March 11, 2005, Steve Odland resigned as Chairman, President and Chief Executive Officer of the Company. Concurrently, Mr. Odland resigned from the Company’s Board of Directors.

Item 9.01. Financial Statements and Exhibits.

        The following exhibit is filed with this Current Report pursuant to Items 2.02 and 5.02:

(c)	Exhibits

99.1 Press Release dated March 13, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOZONE, INC.

By:	/s/ Harry L. Goldsmith Harry L. Goldsmith Senior Vice President, General Counsel & Secretary

Dated: March 13, 2005

EXHIBIT INDEX

99.1 Press Release dated March 13, 2005.